SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by Registrant                                        (X)
Filed by a Party other than the Registrant                (   )

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for use of the Commission only as permitted by
      Rule 14c-6(e)(2)
[X] Definitive Information Statement





                           MET INVESTORS SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                           MET INVESTORS SERIES TRUST

                      SSgA Growth and Income ETF Portfolio
                (formerly known as Cyclical Growth and Income ETF
                                   Portfolio)

                            SSgA Growth ETF Portfolio
                (formerly known as Cyclical Growth ETF Portfolio)

                            5 Park Plaza, Suite 1900
                            Irvine, California 92614

                              INFORMATION STATEMENT

         The primary purpose of this Information Statement is to provide you with information about a change of the investment adviser (the "Adviser") to the SSgA Growth and Income ETF Portfolio (known as Cyclical Growth and Income ETF Portfolio prior to September 2, 2008) and SSgA Growth ETF Portfolio (known as Cyclical Growth ETF Portfolio prior to September 2, 2008)(each a "Portfolio" and together the "Portfolios"), each a series of Met Investors Series Trust (the "Trust"). Effective September 2, 2008, SSgA Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary of State Street Corporation, replaced Gallatin Asset Management, Inc. ("Gallatin") as the Adviser to the Portfolios. Earlier this year, Gallatin notified Met Investors Advisory, LLC (the "Manager") of its intention to resign as the Portfolios' Adviser no later than September 30, 2008. In connection with the change in Adviser, each Portfolio's investment strategy changed. For a discussion of these changes see "Changes in Portfolios' Investment Styles" below or the supplement dated August 25, 2008 to the Portfolios' current prospectus. This Information Statement is being mailed on or about November 5, 2008. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust's most recent annual and semi-annual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-343-8496.

         The Manager serves as investment manager to the Trust pursuant to a management agreement dated December 8, 2000, as amended from time to time, between the Trust and the Manager (the "Management Agreement"). MetLife Investors Distribution Company (the "Distributor"), an affiliate of the Manager, serves as the distributor to the Trust. The Manager and the Distributor are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company is the administrator of the Trust and is located at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

         Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the "SEC") has granted exemptive relief to the Trust and the Manager which generally permits the Manager, subject to certain conditions, and without the approval of shareholders, to: (i) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (ii) change the terms of any investment advisory agreement; and (iii) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. One of the conditions of the exemptive relief is that within 90 days after entering into a new or amended investment advisory agreement without shareholder approval, a Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

         THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.       Introduction

         Prior to September 2, 2008, Gallatin was Adviser to each Portfolio pursuant to an Investment Advisory Agreement, dated October 1, 2007, by and between the Manager and Gallatin (each a "Previous Advisory Agreement" and together the "Previous Advisory Agreements").

         In the role of Manager to the Trust, the Manager regularly monitors the performance of each Portfolio's Adviser, and has the ultimate responsibility to recommend to the Board of Trustees of the Trust the hiring, termination and replacement of unaffiliated Advisers. Upon notification of Gallatin's decision to resign as the Portfolios' Adviser and after analysis, the Manager recommended to the Board of Trustees of the Trust that SSgA FM replace Gallatin as the Portfolios' Adviser.

         At a meeting of the Board of Trustees of the Trust held on August 6, 2008, the Trustees (including the Trustees who are not "interested persons" of the Trust, the Manager, the Adviser or the Distributor (as that term is defined in the 1940 Act)(the "Disinterested Trustees")) approved a new investment advisory agreement between the Manager and SSgA FM, with respect to each Portfolio, which took effect as of September 2, 2008 (each a "New Advisory Agreement" and together the "New Advisory Agreements"). In connection with the appointment of SSgA FM as Adviser pursuant to each New Advisory Agreement, the Board of Trustees terminated each Previous Advisory Agreement, and as of September 2, 2008, Gallatin no longer served as Adviser to the Portfolios. As discussed below, each New Advisory Agreement is the same in all material respects to the corresponding Previous Advisory Agreement, except for the Adviser, the advisory fee (which is lower than the advisory fee under the corresponding Previous Advisory Agreement) and the effective date and term of the Agreement. As with each Previous Advisory Agreement, the applicable Portfolio does not pay the advisory fee under the applicable New Advisory Agreement. The Management Agreement between the Trust and the Manager relating to the Portfolios remains in effect, however, the Management Agreement was amended as of September 2, 2008 to lower the fees payable to the Manager by each Portfolio. In addition, the Manager contractually agreed to waive a portion of its management fee with respect to each Portfolio through April 30, 2009. The amendment to the Management Agreement and the management fee waiver were approved by the Board of Trustees on August 6, 2008 and were effective as of September 2, 2008.

         THE MANAGER HAS AGREED TO LOWER THE MANAGEMENT FEE PAID BY EACH PORTFOLIO AS A RESULT OF THE LOWER ADVISORY FEE UNDER THE APPLICABLE NEW ADVISORY AGREEMENT. EACH NEW MANAGEMENT FEE, WHICH IS BASED ON AVERAGE DAILY NET ASSETS OF THE APPLICABLE PORTFOLIO, IS: 0.33% OF THE FIRST $500 MILLION OF SUCH ASSETS, PLUS 0.30% OF SUCH ASSETS OVER $500 MILLION. THE MANAGER ALSO HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF THE MANAGEMENT FEE PAID BY EACH PORTFOLIO THROUGH APRIL 30, 2009. THIS WAIVER WILL REDUCE THE MANAGEMENT FEE ON THE FIRST $500 MILLION OF THE APPLICABLE PORTFOLIO'S AVERAGE DAILY NET ASSETS FROM 0.33% TO 0.30%.

         Appendix A to this Information Statement shows: the annualized level of all fees and expenses incurred by each Portfolio's Class B shares (each Portfolio's oldest Class) during the year ended December 31, 2007 under the previous investment management fee schedule prior to the amendment; the annualized level of all fees and expenses that would have been incurred by each Portfolio during the year ended December 31, 2007 under the investment management fee schedule as amended; and the dollar percentage difference between the two.

         As a result of the approval of each New Advisory Agreement, effective September 2, 2008, SSgA FM replaced Gallatin as the Adviser to the Portfolios and the names of the Portfolios changed to "SSgA Growth and Income ETF Portfolio" and "SSgA Growth ETF Portfolio." All references to the "Cyclical Growth and Income ETF Portfolio" and "Cyclical Growth ETF Portfolio" in the Trust's Prospectuses and Statement of Additional Information changed as of that date to the "SSgA Growth and Income ETF Portfolio" and "SSgA Growth ETF Portfolio," respectively. In addition, all references to "Gallatin" in the Trust's Prospectuses and Statement of Additional Information which related to the Portfolios were replaced with "SSgA FM".

         Certain documents or information you may receive about a Portfolio may continue to reflect the former name until such time as updates are made.

II.      The Previous and New Advisory Agreements

     The Previous Advisory Agreements

         Each Previous Advisory Agreement provided that it would remain in effect for an initial three-month term and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approved its continuance at least annually. Each Previous Advisory Agreement could be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Disinterested Trustees, by the Manager, or by the vote of a majority of the outstanding voting securities of the applicable Portfolio, upon sixty days' prior written notice to the Adviser or by the Adviser upon ninety days' prior written notice to the Manager, or upon shorter notice as mutually agreed upon. Each Previous Advisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust was assigned or terminated for any other reason.

         Each Previous Advisory Agreement also generally provided that, absent willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser would not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement.

         Under each Previous Advisory Agreement, the Manager paid an advisory fee to Gallatin, based on the average daily net assets of the applicable Portfolio, consisting of a monthly fee computed at the annual rate of 0.25% of the first $300 million of such assets, plus 0.23% of such assets over $300 million up to $600 million, plus 0.20% of such assets over $600 million. In addition, under each Previous Advisory Agreement, Gallatin agreed to a fee waiver equal to an annual rate of 0.025%. Under each Previous Advisory Agreement, the advisory fee waiver was to expire on October 3, 2008 or when the applicable Portfolio's assets reached $300 million, whichever came first. For the fiscal year ended December 31, 2007, the Manager paid Gallatin $463,228 and $559,276 in aggregate advisory fees with respect to SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio, respectively.

         Each Previous Advisory Agreement was renewed by the Board of Trustees, including by a separate vote of the Disinterested Trustees, at a meeting held on November 6-7, 2007. The predecessor investment advisory agreement to each Previous Advisory Agreement, which was in effect prior to a change in control of Gallatin's parent company in October, 2007, was initially approved by the Board of Trustees, including by a separate vote of the Disinterested Trustees, at a meeting held on August 11, 2005 and by the applicable Portfolio's initial shareholder on September 28, 2005.

     The New Advisory Agreements

         The terms of each New Advisory Agreement are the same in all material respects as those of the corresponding Previous Advisory Agreement, except for the Adviser, the advisory fee and the effective date and term. Each New Advisory Agreement provides that it will remain in effect until December 31, 2009 and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approves its continuance at least annually. Each Previous Advisory Agreement's initial term was for a period of three months from its effective date. Like each Previous Advisory Agreement, each New Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Disinterested Trustees, by the Manager, or by the vote of a majority of the outstanding voting securities of the applicable Portfolio, upon sixty days' prior written notice to the Adviser or by the Adviser upon ninety days' prior written notice to the Manager, or upon shorter notice as mutually agreed upon. Each New Advisory Agreement also terminates automatically in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust is assigned or terminated for any other reason.

        Each New Advisory Agreement also generally provides that, absent willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser will not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement.

     Advisory Fee

         Under each New Advisory Agreement, the Manager pays an advisory fee to SSgA FM, based on the average daily net assets of the applicable Portfolio, consisting of a monthly fee computed at the annual rate of 0.08% of the first $500 million of such assets, plus 0.05% of such assets over $500 million.

         As with each Previous Advisory Agreement, a Portfolio does not pay the advisory fee under the applicable New Advisory Agreement. The Management Agreement between the Trust and the Manager relating to the Portfolios remains in effect; however, the fees payable to the Manager by each Portfolio under the Management Agreement will change. The Manager has agreed to lower the management fees paid by each Portfolio as a result of the lower advisory fees paid under the New Advisory Agreements.

         The following tables show the actual aggregate advisory fee paid to Gallatin by the Manager for the fiscal year ended December 31, 2007 under the applicable Previous Advisory Agreement and what the aggregate advisory fee would have been if the advisory fee under the applicable New Advisory Agreement had been in effect:



SSgA Growth and Income ETF Portfolio

------------------------------------------ ---------------------------------------- ----------------------------------
Actual Aggregate Advisory Fee paid under    Pro Forma Aggregate Advisory Fee paid
   the Previous Advisory Agreement for      under the New Advisory Agreement for     % Difference Between Actual and
   Fiscal Year Ended December 31, 2007       Fiscal Year Ended December 31, 2007    Pro Forma Aggregate Advisory Fees
------------------------------------------ ---------------------------------------- ----------------------------------
------------------------------------------ ---------------------------------------- ----------------------------------
                $463,228                                  $179,310                               -61.3%
------------------------------------------ ---------------------------------------- ----------------------------------

SSgA Growth ETF Portfolio

------------------------------------------ ---------------------------------------- ----------------------------------
Actual Aggregate Advisory Fee paid under    Pro Forma Aggregate Advisory Fee paid
   the Previous Advisory Agreement for      under the New Advisory Agreement for     % Difference Between Actual and
   Fiscal Year Ended December 31, 2007       Fiscal Year Ended December 31, 2007    Pro Forma Aggregate Advisory Fees
------------------------------------------ ---------------------------------------- ----------------------------------
------------------------------------------ ---------------------------------------- ----------------------------------
                $559,276                                  $204,183                               -63.5%
------------------------------------------ ---------------------------------------- ----------------------------------


     Effective Date

          Each New Advisory Agreement was approved by the Board of Trustees, including by a separate vote, the Disinterested Trustees, on August 6, 2008, and its effective date was as of September 2, 2008.


III.     Board Considerations

         At a meeting of the Board of Trustees held on August 6, 2008, the Board of Trustees, including the Disinterested Trustees, initially approved an investment advisory agreement with respect to each Portfolio between the Manager and SSgA FM (previously defined as a "New Advisory Agreement").

         The Board of Trustees approved each New Advisory Agreement between the Manager and SSgA FM based on a number of factors relating to SSgA FM's ability to perform under the New Advisory Agreement. These factors included: SSgA FM's management style and experience managing asset allocation strategies and exchange-traded funds; SSgA FM's current level of staffing and its overall resources; SSgA FM's financial condition; and SSgA FM 's compliance systems and any disciplinary history. In particular, the Board noted that a composite of the SSgA Balanced Growth (Index) Strategy (the excess returns of which were solely the result of tactical asset allocation decisions by the portfolio managers) (the "Strategy") had outperformed a composite benchmark of the Russell 3000(R) Index (50%), MSCI EAFE(R) Index (10%) and Lehman Brothers Aggregate Bond Index (40%) for the one-, three- and five-year periods ending June 30, 2008, but had underperformed the composite benchmark for the period since inception on March 31, 1995 and for the ten-year period ended June 30, 2008. Although acknowledging that none of the investment mandates comprising the Strategy involved investing primarily in exchange-traded funds, the Board also noted that each Portfolio would be managed by the same portfolio managers who managed the Strategy. The Disinterested Trustees were advised by independent legal counsel throughout the process.

         The Board gave substantial consideration to the fees payable under each New Advisory Agreement. In this connection, the Board evaluated SSgA FM's costs and profitability (to the extent practicable) in serving as an Adviser to each Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to SSgA FM in view of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board noted that the proposed fees were lower than the advisory fees paid to Gallatin for managing the Portfolios under the Previous Advisory Agreements. The Board also noted that the Manager had agreed to reduce its management fees and waive an additional portion of its management fees in connection with SSgA FM's appointment as Adviser to the Portfolios. After comparing the fees with those of comparable funds and in view of the quality and extent of services to be provided, and the costs to be incurred by SSgA FM, the Board concluded that the fees to be paid to the Adviser with respect to each Portfolio were fair and reasonable.

         In considering the profitability to the Adviser of its relationship with each Portfolio, the Board noted that the fees under the applicable New Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate each New Advisory Agreement and the fees thereunder at arm's length. As the Adviser did not manage any accounts with similar investment strategies as those of the Portfolios, information regarding fees charged by the Adviser to comparable funds or institutional clients was not available. The Board also reviewed the Adviser's estimate of its projected profit margin, although the Board placed greater weight on each of the factors specified above. As each Portfolio's relationship with the Adviser is new, no economies of scale have been recognized. The Board noted that the advisory fee schedule for each Portfolio contains a breakpoint which in the Board's view appropriately reflects the potential for future recognition of economies of scale.

         In conclusion, with respect to each Portfolio, the Board evaluated and reviewed the following factors for SSgA FM: (a) the fairness and reasonableness of the investment advisory fee payable to SSgA FM under the applicable New Advisory Agreement, in view of the investment advisory services to be provided, the costs of these services, the profitability of the Adviser's relationship with the Portfolio, and the amount of the fees to be paid compared to fees paid by other investment companies; (b) the expected nature, quality and the extent of the investment advisory services to be provided to the Portfolio by SSgA FM;
(c) SSgA FM's commitment to the management of the Portfolio; and (d) the portfolio management process, personnel, systems, operations and financial condition of SSgA FM.

         In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and SSgA FM was in the best interests of each Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, and methodologies, the Board (including a majority of Disinterested Trustees) determined approval of each New Advisory Agreement was in the best interests of each Portfolio.

IV.      The Adviser

         SSgA Funds Management, Inc. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the investment adviser to each of the Portfolios. SSgA FM is registered with the SEC as an investment adviser under the 1940 Act and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of June 30, 2008, SSgA FM had over $149 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.8 trillion under management as of June 30, 2008, SSgA provides global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

         The Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the Portfolios include Alistair Lowe and Daniel Farley, CFA.

o Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Investment Committee and Executive Management Group. Mr. Lowe joined SSgA in 1996.

o Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

         Following is a list of the directors and principal executive officers of SSgA FM and their principal occupations. The address of each person listed is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111-2900.


---------------------------------- -------------------------------------------------
                                       Position Held with Adviser and
         Name                            Principal Occupations During
         ----                                 the Last Five Years
                                              -------------------
---------------------------------- -------------------------------------------------
---------------------------------- -------------------------------------------------
James E. Ross                      President and Director of SSgA FM; Senior
                                   Managing Director of SSgA, a division of State
                                   Street Bank and Trust Company
---------------------------------- -------------------------------------------------
---------------------------------- -------------------------------------------------
Peter G. Leahy                     Director of SSgA FM; Executive Vice President
                                   of State Street Corporation; Chief Product
                                   Officer and Senior Managing Director of SSgA
---------------------------------- -------------------------------------------------
---------------------------------- -------------------------------------------------
Thomas P. Kelly                    Treasurer of SSgA FM; Senior Managing Director
                                   and Controller of SSgA
---------------------------------- -------------------------------------------------
---------------------------------- -------------------------------------------------
Tracy A. Atkinson                  Executive Vice President of State Street Global
                                   Corporation; Chief Compliance Officer of SSgA
                                   FM and SSgA; prior to March 2008, Senior Vice
                                   President, Treasurer and Chief Financial
                                   Officer of the MFS Funds
---------------------------------- -------------------------------------------------
---------------------------------- -------------------------------------------------
Mark J. Duggan                     Chief Legal Counsel and Director of SSgA FM;
                                   Senior Managing Director and Deputy General
                                   Counsel at SSgA
---------------------------------- -------------------------------------------------

         SSgA FM does not act as investment adviser or sub-adviser to any funds that have similar investment strategies as those of the Portfolios.

         Pursuant to an Expense Limitation Agreement, until April 30, 2009 each Portfolio's total direct operating expenses, exclusive of commissions and Rule 12b-1 fees, are limited to 0.55% of the Portfolio's average daily net assets. The Manager waived no management fees during the fiscal year ended December 31, 2007 with respect to either Portfolio.

V.       Changes in Portfolios' Investment Styles

     The transition from Gallatin to SSgA FM as Adviser of the Portfolios involved certain portfolio transaction costs as SSgA FM restructured each Portfolio to reflect its investment strategy. The Manager has notified the Trust that the estimated out-of-pocket costs of this restructuring did not exceed 0.04% of the net asset value of either SSgA Growth and Income ETF Portfolio or SSgA Growth ETF Portfolio. Restructuring costs consist primarily of brokerage fees and dealer spreads or markups related to purchasing and selling securities for each Portfolio's portfolio.

         Each Portfolio continues to invest at least 80% of its net assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). The SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio are based on the asset allocation guidelines of SSgA FM's Asset Allocation group's moderate model portfolio and growth model portfolio, respectively. Previously, the SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio were based on the cyclical asset allocation guidelines of Gallatin's Investment Strategy Committee's growth and income model and growth model, respectively.

         In managing the Portfolios, SSgA FM seeks to capitalize on perceived misvaluations across a broadly diversified investment universe and deliver returns in excess of each Portfolio's benchmark by tactically allocating a Portfolio's assets across the Underlying ETFs. SSgA FM typically allocates a greater percentage of a Portfolio's assets to Underlying ETFs that invest in foreign securities than did Gallatin.

         In selecting Underlying ETFs in which a Portfolio may invest, SSgA may cause a Portfolio to invest in an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company, an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). As a fiduciary, SSgA FM is obligated to disregard any impact an investment decision for a Portfolio may have on it or any Affiliated Underlying ETF and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of a Portfolio and without consideration of any benefit to SSgA FM in connection with making such investments.

         Each Portfolio may continue to invest in securities other than Underlying ETFs such as repurchase agreements and other open-end investment companies. In addition, a Portfolio may also invest a portion of its assets in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs' returns are linked to the performance of a market benchmark or strategy, less investor fees. Investments in ETNs involve various risks, including market risk, illiquidity risk and counterparty risk.

VI.      Portfolio Transactions

         Subject to the supervision and control of the Manager and the Trustees of the Trust, the Portfolios' Adviser is responsible for decisions to buy and sell securities for each Portfolio's account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Fixed income securities and certain equity securities in which a Portfolio invests may be traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Portfolios' Adviser is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to each Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity and its financial condition.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. The Adviser does not currently use the Portfolios' assets for, or participate in, third party soft-dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. The Adviser does not "pay up" for the value of any such proprietary research. The Adviser may aggregate trades for the Portfolios with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Portfolios' commissions are not used for third party soft dollars, the Portfolios may benefit from the soft dollar products/services received by SSgA.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         If the Adviser deems it to be in the best interest of a client, to the extent permitted by applicable laws, regulations and advisory contracts, it may aggregate purchases and sales with clients of its affiliates provided that in the opinion of the Adviser, all accounts of the Adviser are treated equitably and fairly. The Adviser will not permit a client to participate in an aggregated transaction with a client of an affiliate unless the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, is made in a manner that the Adviser considers to be the most equitable and consistent with its fiduciary obligations to its clients participating in such transaction.

         The Adviser considers its allocation policy to be fair and equitable because it allocates totally and partially filled trades to clients generally on a pro-rata basis where clients receive the average price and commission when more than one trade is executed or more than one broker is used to execute the transactions.

         With respect to initial public offerings ("IPOs"), the Adviser has developed a proprietary IPO Allocation System. The system requires portfolio managers to enter their requests into the system and then the system sends the requests electronically to our trading desk. Allocation is done by the system, generally on a pro-rata basis subject to de minimis amounts, after the Adviser has received its share of the IPO. Portfolio managers are not permitted to change their allocations after a transaction has occurred. Portfolio manager requests are generally limited to 5% of the total portfolio value. Any new issues purchased for investment company clients are done so in accordance with the clients' Rule 10f-3 policies and procedures.

         The Adviser to the Portfolios may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

         For the year ended December 31, 2007, neither SSgA Growth and Income ETF Portfolio nor SSgA Growth ETF Portfolio paid any brokerage commissions. No commissions were paid to any affiliated broker of the Manager or Gallatin.

VII.     Portfolios' Ownership Information

         SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio had 20,925,222.275 and 20,427,749.217 total shares outstanding, respectively, as of August 31, 2008.

         Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), and its affiliates, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and MetLife Insurance Company of Connecticut (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners, through their separate accounts, of all of the Portfolios' shares.

         As of August 31, 2008 the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of either Portfolio. To the Trust's knowledge, no person, as of August 31, 2008, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of either Portfolio's shares.

                                   APPENDIX A


         The tables below show (i) the annualized level of all fees and expenses incurred by each Portfolio's Class B shares under the previous investment management fee schedule during the year ended December 31, 2007, (ii) the annualized level of all fees and expenses that would have been incurred by the Portfolio under the amended management fee schedule and excluding voluntary fee waivers during the year ended December 31, 2007, and (iii) the dollar difference and percentage differences between the two.



SSgA Growth and Income ETF Portfolio

------------------------------- ---------------------------- ---------------------------- ----------------------------
 Previous Aggregate Fees and     Pro Forma Aggregate Fees        Difference Between          % Difference Between
           Expenses                    and Expenses            Previous and Pro Forma       Previous and Pro Forma
                                                             Aggregate Fees and Expenses  Aggregate Fees and Expenses
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
          $1,750,190                    $1,483,953                    $266,237                      -15.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------


SSgA Growth ETF Portfolio

------------------------------- ---------------------------- ---------------------------- ----------------------------
 Previous Aggregate Fees and     Pro Forma Aggregate Fees        Difference Between          % Difference Between
           Expenses                    and Expenses            Previous and Pro Forma       Previous and Pro Forma
                                                             Aggregate Fees and Expenses  Aggregate Fees and Expenses
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
          $1,975,600                    $1,673,569                    $302,031                      -15.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------

